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                                                                  EXHIBIT 10.60


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER STATE SECURITIES LAW. THIS NOTE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT COVERING THIS NOTE UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, AS EVIDENCED BY AN OPINION OF COUNSEL KNOWLEDGEABLE IN SECURITIES LAW MATTERS ACCEPTABLE TO THE COMPANY. THE INITIAL PURCHASER OF THIS NOTE AND ANY SUBSEQUENT TRANSFEREE WILL BE REQUIRED TO MAKE CERTAIN WRITTEN REPRESENTATIONS TO THE COMPANY REGARDING, AMONG OTHERS, ITS STATUS AS AN ACCREDITED INVESTOR, AND ITS ACQUISITION OF THIS NOTE FOR INVESTMENT AND NOT WITH A VIEW TO THE RESALE OR DISTRIBUTION THEREOF.

DURING THE NINE MONTH PERIOD COMMENCING ON THE DATE OF THE LAST SALE UNDER THE OFFERING OF THE NOTES AND UNTIL THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL KNOWLEDGEABLE IN SECURITIES LAW MATTERS ACCEPTABLE TO THE COMPANY THAT SUCH PERIOD HAS ELAPSED, THIS NOTE MAY BE OFFERED AND SOLD ONLY TO INDIVIDUALS HAVING THEIR PRINCIPAL RESIDENCE OR CORPORATIONS OR OTHER FORM OF BUSINESS ORGANIZATIONS HAVING THEIR PRINCIPAL OFFICE AND PRINCIPAL PLACE OF BUSINESS WITHIN THE COMMONWEALTH OF PUERTO RICO (THE "COMMONWEALTH"). ANY SALE, TRANSFER, PLEDGE, HYPOTHECATION OR DISPOSITION MUST BE MADE IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE.

                       MEDIUM TERM NOTE, 1994 SERIES PR-A

Principal Amount: $_______________________                Cusip No.____________
Interest Rate: _____% per annum
Interest Payment Date(s): First day of each month
Maturity Date: __________________________________
Issue Date: _____________________________________
Registered Owner ("Holder"): ____________________
RN-_______

     For value received, First Financial Caribbean Corporation (the "Company") promises to pay to the Holder, the Principal Amount on the Maturity Date and to pay interest on the unpaid balance of the Principal Amount, in arrears, on each Interest Payment Date, commencing on ________, 199_, and on the Maturity Date. Interest on this Note shall accrue at the Interest Rate from and including the Issue Date or from the most recent Interest Payment Date to the immediately succeeding Interest Payment Date or Maturity Date, as applicable. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the 15th day of the calendar month next preceding such Interest Payment Date (the "Record Date"). Interest (other than interest due at maturity) will be paid by check mailed to the person in whose name this Note is registered at his address as it appears on the registration books of the Company as of the Record Date. Payment of the interest and principal of this Note due at maturity shall be made upon presentation and surrender of this Note at the principal office of the Company in San Juan, Puerto Rico, or in such other place in San Juan, Puerto Rico, as the Company may notify the Holder in writing. Any extension of time for the payment of the Principal Amount of this Note resulting from the Maturity Date occurring on a Saturday, Sunday or legal holiday in the Commonwealth of Puerto Rico will be included in the computation of interest. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

     This Note is not subject to prepayment by the Company either in whole or in part prior to its Maturity Date.

     The Holder may declare this Note immediately due and payable before its Maturity Date upon the failure of the Company to pay interest on this Note when the same shall become due and payable or the commencement of any insolvency, bankruptcy, receivership or similar proceedings by or against the Company (each, an "Event of Default").

     If an Event of Default has occurred and is continuing, the Holder of this Note may, by written notice of default given to the Company, declare this Note to be immediately due and payable, whereupon the unpaid Principal Amount hereof, together with accrued interest thereon, shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

     The Company agrees to pay all expenses of enforcement, including collection costs and reasonable attorneys' fees, in case an Event of Default has occurred and is continuing.

     This Note is an obligation registered in books of the Company and is transferable only by surrender thereof at the principal office of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder hereof or his attorney duly authorized in writing and an opinion of counsel knowledgeable in securities law matters acceptable to the Company stating that the transfer of such Note to the proposed transferee will not require registration of the Notes under the Act or would otherwise result in a violation of any federal, Commonwealth or state securities law. The Company may treat the person in whose name this Note is registered on the books and records of the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary, until all conditions of transfer mentioned herein have been complied with. The Company may, but is not required to effect a exchange or registration of transfer of a Note after the 15th day of the month immediately preceding on Interest Payment Date.

     This Note shall be construed according to and governed by the laws of the Commonwealth of Puerto Rico.


                                           FIRST FINANCIAL CARIBBEAN CORPORATION


                                           _____________________________________
                                           Name:
                                           Title:



(Corporate Seal)